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EXHIBIT 23.1

                             ARTHUR
                            ANDERSEN

           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previosly filed Registration Statement File No. 33-04764.

                              /s/ Arther Andersen LLP

Boston, Massachusetts
March 30, 1999